Exhibit 10.35
                                                                        Series U



                                 FORM OF WARRANT

                                                               December 13, 2004


         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

                                                                        Series U
                                                             Warrant to Purchase
                                                                     -----------
                                                  Shares (subject to adjustment)
                                                                 of Common Stock


                              NEOPROBE CORPORATION

                      AMENDED COMMON STOCK PURCHASE WARRANT

                          Void after December 13, 2009

         Neoprobe Corporation (the "Company" ), a Delaware corporation, hereby certifies that for value received, _________________________, or its successors or assigns (the "Holder"), is entitled to purchase, subject to the terms and
conditions       hereinafter      set      forth,      an      aggregate      of
_________________________________ fully paid and nonassessable shares of Common Stock (as hereinafter defined) of the Company, at an exercise price of $0.46 per share, subject to adjustment as provided herein (the "Purchase Price"), at any time or from time to time beginning on the date hereof (but subject to the limitation contained in Section 2(e) hereof) and prior to 5:00 P.M., New York City time, on December 13, 2009 (the "Expiration Date"). This amended Warrant has been issued to replace a Warrant to purchase ______________________________ shares of Common Stock on substantially similar terms that was issued by the Company to the Holder on December 13, 2004.

         1. Definitions. For the purposes of this Warrant, the following terms shall have the meanings indicated:

         "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law or executive order to close.

         "Closing Price" shall mean, with respect to each share of Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which the Common Stock is listed or admitted for trading, or (b) if the Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for the Common Stock, in either case as reported on the Nasdaq or a similar service if Nasdaq is no longer reporting such information.

          "Common Stock" means the common stock, par value $.001 per share, of the Company, and any class of stock resulting from successive changes or reclassification of such Common Stock.

         "Company" has the meaning ascribed to such term in the first paragraph of this Warrant.

         "Current   Market  Price"  shall  be  determined  in  accordance   with
Subsection 3(d).

         "Exercise  Date" has the meaning  ascribed  to such term in  Subsection
2(d).

         "Expiration Date" has the meaning ascribed to such term in the first paragraph of this Warrant.

         "Holder" has the meaning ascribed to such term in the first paragraph and Section 9 of this Warrant.

         "Issuable Warrant Shares" means the shares of Common Stock issuable at any time upon exercise of the Warrant.

         "Issued Warrant Shares" means any shares of Common Stock issued upon exercise of the Warrant.

         "Nasdaq" shall mean the Automated Quotation System of the National Association of Securities Dealers, Inc.

         "Person" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

          "Purchase Price" has the meaning ascribed to such term in the first paragraph of this Warrant.

         "Warrant" shall mean this Warrant and any subsequent Warrant issued pursuant to the terms of this Warrant.

         "Warrant Register" has the meaning ascribed to such term in Subsection 9(c).

         2. Exercise of Warrant.

                  (a) Exercise. This Warrant may be exercised, in whole or in part, at any time or from time to time during the period beginning on the date hereof (but subject to the limitation contained in Section 2(e) hereof) and ending on the Expiration Date, by surrendering to the Company at its principal office this Warrant, with the form of Election to Purchase Shares (the "Election to Purchase Shares") attached hereto as Exhibit A duly executed by the Holder and accompanied by payment of the Purchase Price for the number of shares of Common Stock specified in such form.

                  (b) Delivery of Shares; Payment of Purchase Price. As soon as practicable after surrender of this Warrant and receipt of payment, the Company shall promptly issue and deliver to the Holder a certificate or certificates for the number of shares of Common Stock set forth in the Election to Purchase Shares, in such name or names as may be designated by such Holder, along with a check for the amount of cash to be paid in lieu of issuance of fractional shares, if any. Payment of the Purchase Price may be made as follows (or by any combination of the following): (i) in United States currency by cash or delivery of a certified check, bank draft or postal or express money order payable to the order of the Company, (ii) by surrender of a number of shares of Common Stock held by the Holder equal to the quotient obtained by dividing (A) the aggregate Purchase Price payable with respect to the portion of this Warrant then being exercised by (B) the Current Market Price per share of Common Stock on the Exercise Date, or (iii) by cancellation of such portion of this Warrant with respect to the number of Issuable Warrant Shares equal to the quotient obtained by dividing (A) the aggregate Purchase Price payable with respect to the portion of this Warrant then being exercised by (B) the difference between (1) the Current Market Price per share of Common Stock on the Exercise Date, and (2) the Purchase Price per share of Common Stock.

                  (c) Partial Exercise. If this Warrant is exercised for less than all of the shares of Common Stock purchasable under this Warrant, the Company shall cancel this Warrant upon surrender hereof and shall execute and deliver to the Holder a new Warrant of like tenor for the balance of the shares of Common Stock purchasable hereunder.

                  (d) When Exercise Effective. The exercise of this Warrant shall be deemed to have been effective immediately prior to the close of business on the Business Day on which this Warrant is surrendered to and the Purchase Price is received by the Company as provided in this Section 2 (the "Exercise Date") and the Person in whose name any certificate for shares of Common Stock shall be issuable upon such exercise, as provided in Subsection 2(b), shall be deemed to be the record holder of such shares of Common Stock for all purposes on the Exercise Date.

                  (e) Reservation of Warrant Shares. The Holder acknowledges that the Company does not have authorized and unreserved shares sufficient to satisfy its obligation to issue Warrant Shares upon the exercise of this Warrant, and notwithstanding any contrary provisions of this Warrant, agrees that, until an increase in authorized shares is approved as provided in this
Section 2(e), the Company shall not be required to reserve from its authorized shares of Common Stock such number of shares as would be necessary to satisfy its obligation to issue Warrant Shares upon exercise of this Warrant, or to issue Warrant Shares upon the exercise hereof. The Company agrees to use commercially reasonable efforts to obtain shareholder approval at its annual stockholders' meeting in 2005 (and at each subsequent meeting of shareholders until such approval is obtained) of an increase in the number of authorized shares sufficient to permit it to reserve from its authorized shares of Common Stock such number of shares as would be necessary to satisfy its obligation to issue Warrant Shares upon exercise of this Warrant, and notwithstanding any other provision hereof, this Warrant shall not be exercisable until such authorization has occurred. Upon the occurrence of such authorization, the Company will immediately reserve (and will continue to reserve until as long as the Warrant remains exercisable) sufficient shares of Common Stock and take such other actions as may be necessary to ensure that following exercise of this Warrant in accordance with the provisions of this Section 2, the Issued Warrant Shares issued hereunder shall, without further action by the Holder, be duly authorized, validly issued, fully paid and nonassessable.

                  (f) Continued Validity. A Holder of shares of Common Stock issued upon the exercise of this Warrant, in whole or in part, shall continue to be entitled to all of the rights and subject to all of the obligations set forth in Section 9.

         3. Adjustment of Purchase Price and Number of Shares. The Purchase Price and the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted from time to time in the following manner upon the occurrence of the following events:

                  (a) Dividend, Subdivision, Combination or Reclassification of Common Stock. If the Company shall, at any time or from time to time, (i) declare a dividend on the Common Stock payable in shares of its capital stock (including Common Stock), (ii) subdivide the outstanding Common Stock into a larger number of shares of Common Stock, (iii) combine the outstanding Common Stock into a smaller number of shares of its Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then in each such case, the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date shall be proportionately adjusted so that the Holder of any Warrant exercised after such date shall be entitled to receive, upon payment of the same aggregate amount as would have been payable before such date, the aggregate number and kind of shares of capital stock which, if such Warrant had been exercised immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Any such adjustment shall become effective immediately after the record date of such dividend or the effective date of such subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur. If a dividend is declared and such dividend is not paid, the Purchase Price shall again be adjusted to be the Purchase Price, in effect immediately prior to such record date (giving effect to all adjustments that otherwise would be required to be made pursuant to this
Section 3 from and after such record date).

                  (b) Certain Distributions. If the Company shall, at any time or from time to time, fix a record date for the distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, assets or other property (other than regularly scheduled cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in capital stock for which adjustment is made under Subsection 3(a)) or subscription rights, options or warrants, then the Purchase Price shall be reduced to the price determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction (which shall in no event be less than zero), the numerator of which shall be the Current Market Price per share of Common Stock on such record date (or, if an ex-dividend date has been established for such record date, on the next day preceding such ex-dividend date), less the fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, evidences of indebtedness, other property, subscription rights or warrants so to be distributed applicable to one share of Common Stock and the denominator of which shall be such Current Market Price per share of Common Stock. Any such adjustment shall become effective immediately after the record date for such distribution. Such adjustments shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Purchase Price shall be adjusted to the Purchase Price in effect immediately prior to such record date (giving effect to all adjustments that otherwise would be required to be made pursuant to this Section 3 from and after such record date).

                  (c) Reserved.

                  (d) Determination of Current Market Price. For the purpose of any computation under Subsection (b) of this Section 3 or any other provision of this Warrant except as otherwise specifically provided, the Current Market Price per share of Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for the 10 consecutive trading days commencing 15 trading days before such date. If on any such date the shares of Common Stock are not listed or admitted for trading on any national securities exchange or quoted by Nasdaq or a similar service, then the Company, on the one hand, and Holder, on the other hand, shall each promptly appoint as an appraiser an individual who shall be a member of a nationally recognized investment banking firm. Each appraiser shall be instructed to, within 30 days of appointment, determine the Current Market Price per share of Common Stock which shall be deemed to be equal to the fair market value per share of Common Stock as of such date. If the two appraisers are unable to agree on the Current Market Price per share of Common Stock within such 30 day period, then the two appraisers, within 10 days after the end of such 30 day period shall jointly select a third appraiser. The third appraiser shall, within 30 days of its appointment, determine, in good faith, the Current Market Price per share of Common Stock and such determination shall be controlling. If any party fails to appoint an appraiser or if one of the two initial appraisers fails after appointment to submit its appraisal within the required period, the appraisal submitted by the remaining appraiser shall be controlling. The cost of the foregoing appraisals shall be shared one-half by the Company and one-half by Holder, provided, however, in the event a third appraiser is utilized and one of the two initial appraisals (but not the other initial appraisal) is greater than or less than the appraisal by such third appraiser by 10% or more, then the cost of all of the foregoing appraisals shall be borne by the party who appointed the appraiser who made such initial appraisal.

                  (e) De Minimis Adjustments. No adjustment shall be made under this Section 3 if the amount of such adjustment would result in a change in the number of shares issuable under this Warrant of less than one percent (1%), but in such case any adjustment that would otherwise be required to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which together with any adjustment so carried forward, would result in a change of at least one percent (1%). Notwithstanding the provisions of the first sentence of this Subsection 3(e), any adjustment postponed pursuant to this Subsection 3(e) shall be made no later than the earlier of (i) three years from the date of the transaction that would, but for the provisions of the first sentence of this Section 3(e), have required such adjustment, (ii) an Exercise Date or (iii) the Expiration Date.

                  (f) Adjustments to Other Shares. In the event that at any time, as a result of an adjustment made pursuant to Subsection 3(a), the Holder shall become entitled to receive, upon exercise of this Warrant, any shares of capital stock or other securities of the Company other than shares of Common Stock, the number of such other shares or other securities so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in Subsections 3(a), and (b), inclusive, and the provisions of Sections 2, 5, 6 and 7 with respect to the shares of Common Stock shall apply on like terms to any such other shares or other securities.

                  (g) Adjustment of Number of Shares Issuable Upon Exercise. Upon each adjustment of the Purchase Price as a result of the calculations made in Subsections 3(a) or (b), this Warrant shall thereafter evidence the right to receive, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one-hundredth) obtained by dividing (x) the product of the aggregate number of shares of Common Stock covered by this Warrant immediately prior to such adjustment and the Purchase Price in effect immediately prior to such adjustment of the Purchase Price by (y) the Purchase Price in effect immediately after such adjustment of the Purchase Price.

                  (h) Reorganization, Reclassification, Merger and Sale of Assets. If there occurs any capital reorganization or any reclassification of the Common Stock of the Company, the consolidation or merger of the Company with or into another Person (other than a merger or consolidation of the Company in which the Company is the continuing corporation and which does not result in any reclassification or change of outstanding shares of its Common Stock) or the sale or conveyance of all or substantially all of the assets of the Company to another Person, then the Holder will thereafter be entitled to receive, upon the exercise of this Warrant in accordance with the terms hereof, the same kind and amounts of securities (including shares of stock) or other assets, or both, which were issuable or distributable to the holders of outstanding Common Stock of the Company upon such reorganization, reclassification, consolidation, merger, sale or conveyance, in respect of that number of shares of Common Stock then deliverable upon the exercise of this Warrant if this Warrant had been exercised immediately prior to such reorganization, reclassification, consolidation, merger, sale or conveyance; and, in any such case, appropriate adjustments (as determined in good faith by the Board of Directors of the Company) shall be made to assure that the provisions hereof (including, without limitation, provisions with respect to changes in, and other adjustments of, the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be practicable, in relation to any securities or other assets thereafter deliverable upon exercise of this Warrant.

         4. Certificate as to Adjustments. Whenever the Purchase Price or the number of shares of Common Stock issuable, or the securities or other property deliverable, upon the exercise of this Warrant shall be adjusted pursuant to the provisions hereof, the Company shall promptly give written notice thereof to the Holder, in accordance with Section 13, in the form of a certificate signed by the Chairman of the Board, President or one of the Vice Presidents of the Company, and by the Chief Financial Officer, Treasurer or one of the Assistant Treasurers of the Company, stating the adjusted Purchase Price, the number of shares of Common Stock issuable, or the securities or other property deliverable, upon exercise of the Warrant and setting forth in reasonable detail the method of calculation and the facts requiring such adjustment and upon which such calculation is based. Each adjustment shall remain in effect until a subsequent adjustment is required.

         5. Fractional Shares. Notwithstanding an adjustment pursuant to Section 3(h) in the number of shares of Common Stock covered by this Warrant or any other provision of this Warrant, the Company shall not be required to issue fractions of shares upon exercise of this Warrant or to distribute certificates which evidence fractional shares. In lieu of fractional shares, the Company may make payment to the Holder, at the time of exercise of this Warrant as herein provided, of an amount in cash equal to such fraction multiplied by the greater of the Current Market Price of a share of Common Stock on the Exercise Date and the Purchase Price.

         6. Notice of Proposed Actions. In case the Company shall propose at any time or from time to time (a) to declare or pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regularly scheduled cash dividend),
(b) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights, warrants or options, (c) to effect any reclassification of its Common Stock, (d) to effect any consolidation, merger or sale, transfer or other disposition of all or substantially all of the property, assets or business of the Company which would, if consummated, adjust the Purchase Price or the securities issuable upon exercise of the Warrants, (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to take any other action that would require a vote of the Company's stockholders, then, in each such case, the Company shall give to the Holder, in accordance with
Section 13, a written notice of such proposed action, which shall specify (i) the record date for the purposes of such stock dividend, distribution of rights or warrants or vote of the stockholders of the Company, or if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution of rights or warrants, or vote is to be determined, or (ii) the date on which such reclassification, consolidation, merger, sale, transfer, disposition, liquidation, dissolution or winding up is expected to become effective, and such notice shall be so given as promptly as possible but in any event at least ten (10) Business Days prior to the applicable record, determination or effective date specified in such notice.

         7. Diminution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against diminution or other impairment. Without limiting the generality of the foregoing, the Company (a) will not increase the par value of any shares of stock receivable on the exercise of this Warrant above the amount payable therefor on such exercise, (b) will at all times reserve and keep available the maximum number of its authorized shares of Common Stock, free from all preemptive rights therein, which will be sufficient to permit the full exercise of this Warrant, and (c) will take all such action as may be necessary or appropriate in order that all shares of Common Stock as may be issued pursuant to the exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

         8. Replacement of Warrants. On receipt by the Company of an affidavit of an authorized representative of the Holder stating the circumstances of the loss, theft, destruction or mutilation of this Warrant (and in the case of any such mutilation, on surrender and cancellation of such Warrant), the Company at its expense will promptly execute and deliver, in lieu thereof, a new Warrant of like tenor which shall be exercisable for a like number of shares of Common Stock. If required by the Company, such Holder must provide an indemnity bond or other indemnity sufficient in the judgment of the Company to protect the Company from any loss which it may suffer if a lost, stolen or destroyed Warrant is replaced.

         9. Restrictions on Transfer.

                  (a) Subject to the provisions of this Section 9, this Warrant may be transferred or assigned, in whole or in part, by the Holder at any time, and from time to time. The term "Holder" as used herein shall also include any transferee of this Warrant whose name has been recorded by the Company in the Warrant Register (as hereinafter defined). Each transferee of the Warrant or the Common Stock issuable upon the exercise of the Warrant acknowledges that the Warrant or the Common Stock issuable upon the exercise of the Warrant has not been registered under the Securities Act and may be transferred only pursuant to an effective registration under the Securities Act or pursuant to an applicable exemption from the registration requirements of the Securities Act.

                  (b) With respect to a transfer that should occur prior to the time that the Warrant or the Common Stock issuable upon the exercise thereof is registered under the Securities Act, such Holder shall request an opinion of counsel (which shall be rendered by counsel reasonably acceptable to the Company) that the proposed transfer may be effected without registration or qualification under any Federal or state securities or blue sky law. Counsel shall, as promptly as practicable, notify the Company and the Holder of such opinion and of the terms and conditions, if any, to be observed in such transfer, whereupon the Holder shall be entitled to transfer this Warrant or such shares of Common Stock (or portion thereof), subject to any other provisions and limitations of this Warrant. In the event this Warrant shall be exercised as an incident to such transfer, such exercise shall relate back and for all purposes of this Warrant be deemed to have occurred as of the date of such notice regardless of delays incurred by reason of the provisions of this
Section 9 which may result in the actual exercise on any later date.

                  (c) The Company shall maintain a register (the "Warrant Register") in its principal office for the purpose of registering the Warrant and any transfer thereof, which register shall reflect and identify, at all times, the ownership of any interest in the Warrant. Upon the issuance of this Warrant, the Company shall record the name of the initial purchaser of this Warrant in the Warrant Register as the first Holder. Upon surrender for registration of transfer or exchange of this Warrant together with a properly executed Form of Assignment attached hereto as Exhibit B at the principal office of the Company, the Company shall, at its expense, execute and deliver one or more new Warrants of like tenor which shall be exercisable for a like aggregate number of shares of Common Stock, registered in the name of the Holder or a transferee or transferees.

         10. No Rights or Liability as a Stockholder. This Warrant does not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no enumeration herein of the rights or privileges of the Holder shall give rise to any liability of such Holder as a stockholder of the Company.

         11. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Holder hereof for any issue or transfer tax, or other incidental expense, in respect of the issuance or delivery of such certificates or the securities represented thereby, all of which taxes and expenses shall be paid by the Company.

         12. Amendment or Waiver. Any amendment, supplement or modification of or to any provision of this Warrant, any waiver of any provision of this Warrant, and any consent to any departure by any party from the terms of any provision of this Warrant, may be made only in a writing signed by the Company and the Holder, or in the case of a waiver or consent, by the party giving the waiver or consent, and then such amendment, supplement, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         13. Notices. Any notice or other communication (or delivery) required or permitted hereunder shall be made in writing and shall be by registered mail, return receipt requested, telecopier, courier service or personal delivery to the Company at its principal office and to the Holder at its address as it appears in the Warrant Register. All such notices and communications (and deliveries) shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         14. Reserved.

         15. Certain Remedies. The Holder shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such Holder may be entitled at law or in equity.

         16. Governing Law. THIS WARRANT SHALL BE GOVERNED BY, CONSTRUED IN ACCORDANCE WITH, AND ENFORCED UNDER, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS OR INSTRUMENTS ENTERED INTO AND PERFORMED ENTIRELY WITHIN SUCH STATE EXCEPT TO THE EXTENT THE GENERAL CORPORATION LAW OF DELAWARE SHALL APPLY.

         17. Headings. The headings in this Warrant are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.


                                       NEOPROBE CORPORATION


                                       By:
                                           -----------------------------------
                                           Name:  Brent L. Larson
                                           Title: Vice President, Finance / CFO


                           [SIGNATURE PAGE TO WARRANT]

                                                       Exhibit A to Common Stock
                                                       Purchase Warrant Series U

                                    [FORM OF]

                           ELECTION TO PURCHASE SHARES

         The undersigned hereby irrevocably elects to exercise the Warrant to purchase _____ shares of Common Stock, par value $0.001 per share ("Common Stock"), of Neoprobe Corporation (the "Company") and hereby [makes payment of $_______ therefor] [or] [makes payment therefor by surrendering pursuant to
Section 2(b)(ii) _____ shares of Common Stock of the Company] [or] [makes payment therefor by cancellation pursuant to Section 2(b)(iii) of a portion of the Warrant with respect to _________ shares of Common Stock]. The undersigned hereby requests that certificates for such shares be issued and delivered as follows:


ISSUE TO:
         -----------------------------------------------------------------------
                                     (NAME)


                          (ADDRESS, INCLUDING ZIP CODE)


                  (SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER)

DELIVER TO:
           ---------------------------------------------------------------------
                                     (NAME)


                          (ADDRESS, INCLUDING ZIP CODE)

                  If the number of shares of Common Stock purchased hereby is less than the number of shares of Common Stock covered by the Warrant, the undersigned requests that a new Warrant representing the number of shares of Common Stock not purchased be issued and delivered as follows:

ISSUE TO:
         -----------------------------------------------------------------------
                                (NAME OF HOLDER)


                          (ADDRESS, INCLUDING ZIP CODE)

DELIVER TO:
           ---------------------------------------------------------------------
                                (NAME OF HOLDER)


                          (ADDRESS, INCLUDING ZIP CODE)

Dated:                                   [NAME OF HOLDER]
       ------------------------------

                                         By:
                                             -----------------------------
                                             Name:
                                             Title:
---------
(1) Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.

                                                       Exhibit B to Common Stock
                                                       Purchase Warrant Series U


                              [FORM OF] ASSIGNMENT


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers unto the Assignee named below all of the rights of the undersigned to purchase Common Stock, par value $.001 per share ("Common Stock"), of Neoprobe Corporation represented by the Warrant, with respect to the number of shares of Common Stock set forth below:


Name of Assignee  Address           No. of Shares





and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of Neoprobe Corporation maintained for that purpose, with full power of substitution in the premises.



Dated:                                    [NAME OF HOLDER(1)]
       ---------------------------


                                          By:
                                              -------------------------------
                                              Name:
                                              Title:



-----------
(1) Name of Holder must conform in all respects to name of Holder as specified on the face of the Warrant.